UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Hibernia Homestead Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 19, 2009

Dear Shareholder:

    You are cordially invited to attend the first Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc.  The meeting will be held at the main office of Hibernia Homestead Bank located at 325 Carondelet Street, New Orleans, Louisiana 70130, on Thursday, July 30, 2009 at 10:00 a.m., Central Daylight Time.

    At our Annual Meeting, you will be asked to elect three directors for a three-year term, to consider and approve the adoption of Hibernia's 2009 Stock Option Plan and 2009 Recognition and Retention Plan and ratify the appointment of our independent registered public accounting firm for the year ending December 31, 2009.  Each of these matters is more fully described in the accompanying materials.

    It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting.  This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

    Your continued support of Hibernia Homestead Bancorp, Inc. is sincerely appreciated.

Very truly yours,

A. Peyton Bush, III
President and Chief Executive Officer

Offices of Hibernia Homestead Bank

Meeting Directions
From New Orleans International Airport and Points West:	From Points East:
Take I-10 East Take Exit 234B on the left toward Poydras St./Superdome Turn left onto Carondelet St. End at 325 Carondelet St., New Orleans
Take I-10 West
Take Left Exit 234C/Westbank/Claiborne Ave. onto
   US-90-BR West toward Westbank
Take the Carondelet St./St Charles Ave. Exit
Turn Left on Carondelet St.
End at 325 Carondelet St., New Orleans

HIBERNIA HOMESTEAD BANCORP, INC. 325 Carondelet Street New Orleans, Louisiana 70130 (504) 522-3203
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Central Daylight Time, Thursday, July 30, 2009

PLACE	Hibernia Homestead Bank Main Office 325 Carondelet Street New Orleans, Louisiana

ITEMS OF BUSINESS
(1)     To elect three directors for a three-year term expiring in 2012 and until their successors are elected and qualified;
(2)     To consider and approve the adoption of the 2009 Stock Option Plan;
(3)     To consider and approve the adoption of the 2009 Recognition and Retention Plan and Trust Agreement;
(4)     To ratify the appointment of LaPorte Sehrt Romig & Hand as our independent registered public accounting firm for the year ending December 31, 2009; and
(5)     To transact such other business, as may properly come before the meeting or at any adjournment thereof.  We are not aware of any other such business.

RECORD DATE	Holders of Hibernia Homestead Bancorp common stock of record at the close of business on June 5, 2009 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2008 Annual Report on Form 10-K is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on the voting instruction card sent to you.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

June 19, 2009	BY ORDER OF THE BOARD OF DIRECTORS Michael G. Gretchen Corporate Secretary

HIBERNIA HOMESTEAD BANCORP, INC.

PROXY STATEMENT

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

    We are furnishing this proxy statement to holders of common stock of Hibernia Homestead Bancorp, Inc., the holding company of Hibernia Homestead Bank.  We are soliciting proxies on behalf of our Board of Directors to be used at the first Annual Meeting of Shareholders to be held at the main office of Hibernia Homestead Bank located at 325 Carondelet Street, New Orleans, Louisiana, on Thursday, July 30, 2009 at 10:00 a.m., Central Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about June 19, 2009.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 30, 2009.  This proxy statement and our 2008 Annual Report on Form 10-K are available through our Investor Relations website at http://hibbank.com/investors.html.

What is the purpose of the Annual Meeting?

    At our Annual Meeting, shareholders will act upon the election of directors, adoption of the 2009 Stock Option Plan, adoption of the 2009 Recognition and Retention Plan and Trust Agreement and ratification of our independent registered public accounting firm.  In addition, management will report on the performance of Hibernia and respond to questions from shareholders.

Who is entitled to vote?

    Only our shareholders of record as of the close of business on the record date for the meeting, June 5, 2009, are entitled to vote at the meeting. On the record date, we had 1,113,334 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

    After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the Annual Meeting.

Can I attend the meeting and vote my shares in person?

    Yes.  All shareholders are invited to attend the Annual Meeting.  Shareholders of record can vote in person at the Annual Meeting.  If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

    Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Mr. Michael G. Gretchen, Hibernia Homestead Bancorp, Inc., 325 Carondelet Street, New Orleans, Louisiana 70130, stating that you would like to revoke your proxy.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

    If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

What constitutes a quorum?

    The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum.  Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shareholders considered to be present at the meeting.

What are the Board of Directors' recommendations?

    The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein, FOR adoption of the 2009 Stock Option Plan, FOR adoption of the 2009 Recognition and Retention Plan and Trust Agreement and FOR the ratification of our independent registered public accounting firm.

    The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.  Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

    The election of directors will be determined by a plurality of the votes cast at the Annual Meeting.  The three nominees for director receiving the most “for” votes will be elected.  The affirmative vote of a majority of the total shares outstanding and entitled to vote at the annual meeting is required for approval of the proposals to adopt the 2009 Stock Option Plan and adopt the 2009 Recognition and Retention Plan and Trust Agreement.  The affirmative vote of a majority of the total votes cast is required for approval of the proposal to ratify the appointment of LaPorte Sehrt Romig & Hand for 2009.  Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors or the vote to ratify LaPorte Sehrt Romig & Hand as our independent registered public accounting firm.  Under applicable rules, the proposals to elect directors and to ratify the appointment of the independent registered public accounting firm are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions.

    Your broker may not vote on the adoption of the 2009 Stock Option Plan or the 2009 Recognition and Retention Plan and Trust Agreement if you do not furnish instructions for such proposals.  You should use the proxy card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”  Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposals to adopt the 2009 Stock Option Plan and the 2009 Recognition and Retention Plan and Trust Agreement are not items on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.  Because of the required vote, abstentions and “broker non-votes” will have the same effect as a vote against these proposals.  And for the same reason, the failure of any Hibernia shareholder to vote by proxy or in person at the Annual Meeting will also have the effect of a vote against the proposals to adopt the 2009 Stock Option Plan and the 2009 Recognition and Retention Plan and Trust Agreement.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

    Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered three-year terms and until their successors are elected and qualified.

    At this Annual Meeting, you will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2012 and until their successors are elected and qualified.  Shareholders of Hibernia are not permitted to use cumulative voting for the election of directors.  Our Board of Directors, upon recommendation of the Nominating and Corporate Governance Committee, nominated Messrs. H. Merritt Lane, III, J. Kenneth Saer and John J. Weigel to a three-year term expiring in 2012.  All of our current directors have served as directors of Hibernia since its organization in June 2008, and all of such directors also serve as directors of Hibernia Homestead Bank, Hibernia's wholly owned subsidiary.  None of our directors or nominees for director are related to any of Hibernia's other directors or executive officers by first cousin or closer, other than Kenneth Saer who is the father of Robert Saer.

    Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

    The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Hibernia Homestead Bank.  Ages are reflected as of March 31, 2009.  Where applicable, service as a director includes service as a director of Hibernia Homestead Bank prior to the organization of Hibernia Homestead Bancorp in 2008.

Nominees for Director for a Three-Year Term Expiring in 2012

Name	Age	Principal Occupation During the Past Five Years/Public Directorships	Director Since

H. Merritt Lane, III	47
Director. President, Chief Executive Officer and director of Canal Barge Company, Inc., a U.S. flag marine transportation and management services company headquartered in New Orleans, Louisiana since 1986. Director of International Shipholding Corporation an operator of a fleet of U.S. and foreign flag vessels that provide international and domestic maritime transportation services to commercial and governmental customers headquartered in Mobile, Alabama. Director, Illinois Marine Towing, a wholly owned subsidiary of Canal Barge Company, engaged in the towing, fleeting, shipyard and harbor services business.  Director, Ponchartrain Materials Corporation, a New Orleans-based materials distribution and handling business.
			2008

J. Kenneth Saer	79	Director. Retired physician. Previously, Mr. Saer was an orthopedic surgeon with Southern Orthopedic Specialists, New Orleans, Louisiana.	1975

John J. Weigel	77	Director. Retired attorney. Previously, Mr. Weigel was a partner with Jones Walker, New Orleans, Louisiana.	1995

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Director Whose Term Expires in 2010

Name	Age	Principal Occupation During the Past Five Years/Public Directorships	Director Since

Morrison C. Bethea, M.D.	63	Director. Senior Vice President and Medical Director, Freeport-McMoRan Copper and Gold, Inc. Advisory director of McMoRan Exploration Co., New Orleans, Louisiana. Director of Patrick F. Taylor Foundation. Previously, heart surgeon in private practice group until 2005.	2008

Richard J. Brennan, Jr.	48	Director. Managing Partner of Dickie Brennan & Company, a restaurant management services company including Dickie Brennan's Steakhouse, Palace Café and Bourbon House Seafood and Oyster Bar located in New Orleans, Louisiana.	2008

Robert H. Saer	49	Director. Founder and partner of Monarch Real Estate Advisors, Inc., a real estate development and management company headquartered in New Orleans, Louisiana, since 1991.	2008

Directors Whose Term Expires in 2011

Name	Age	Principal Occupation During the Past Five Years/Public Directorships	Director Since

Patrick W. Browne, Jr.	75	Chairman of the Board of Hibernia Homestead Bancorp since June 2008 and of Hibernia Homestead Bank since 1981. Former President and Chief Executive Officer of Hibernia Homestead Bank from 1974 until July 2004. Prior thereto, Mr. Browne was an attorney with Jones Walker, New Orleans, Louisiana.	1962

A. Peyton Bush, III	64
President and Chief Executive Officer of Hibernia Homestead Bancorp since June 2008 and of Hibernia Homestead Bank since July 2004. Financial consultant with Chaffe & Associates, New Orleans, Louisiana from 2003 until July 2004 and with School Street Capital Group, Boston, Massachusetts from 2000 to 2002. Previously, President, New Orleans Region, Deposit Guaranty National Bank, Metairie, Louisiana from 1997 to 1999.  Prior thereto, President, Chief Executive Officer and Director of Jefferson Guaranty Bank, Metairie, Louisiana from 1987 to 1997. From 1974 to 1987, Mr. Bush served in various management capacities with First National Bank of Commerce, New Orleans, Louisiana.
			2004

Executive Officers Who Are Not Also Directors

    Michael G. Gretchen, age 58 years, has served as Corporate Secretary of Hibernia Homestead Bancorp since June 2008 and Senior Vice President and Corporate Secretary of Hibernia Homestead Bank since January 2008 and March 2008, respectively.  Mr. Gretchen previously served as an associate with INROADS Loan Review Services, New Orleans, Louisiana from September 2006 until January 2008; a Senior Vice President for BankOne, New Orleans, Louisiana, from 2003 until June 2005; and a financial advisor with Morgan Stanley in New Orleans, Louisiana, from 2001 until 2003. Prior thereto, Mr. Gretchen served as Executive Vice President, Commercial Banking with Hibernia National Bank, New Orleans, Louisiana from 1999 to 2001; and in various other positions with Hibernia National Bank since 1977.

    Donna T. Guerra, age 44 years, has served as Chief Financial Officer and Assistant Secretary of Hibernia Homestead Bancorp since June 2008 and Senior Vice President, Chief Financial Officer and Assistant Secretary of Hibernia Homestead Bank since June 2005.  Previously, Ms. Guerra served as a financial consultant with Oil Mop, LLC, Belle Chasse, Louisiana, from 2003 until June 2005. Prior thereto, Ms. Guerra served as Senior Internal Consultant, financial division of Ochsner Foundation Hospital, New Orleans, Louisiana from March 1998 to October 2001; and Vice President, Finance and Investments and Purchasing of Jefferson Guaranty Bank, Metairie, Louisiana from August 1989 to March 1997.  Previously, Ms. Guerra served as a Senior Accountant with Deloitte & Touche, New Orleans, Louisiana from 1988 to August 1989.

    Our executive officers are elected annually and hold office until their successors have been elected and qualified or until death, resignation or removal by the board of directors.

Director Compensation

    Our directors are not compensated separately by Hibernia Homestead Bancorp but serve on the Board of Directors and are compensated by Hibernia Homestead Bank.  We do not anticipate paying separate compensation to Hibernia Homestead Bancorp's directors until such time as such persons devote significant time to the separate management of our affairs, which is not expected to occur unless we become actively engaged in additional businesses other than holding the stock of Hibernia Homestead Bank.  We may determine that such compensation is appropriate in the future.

    Each director of Hibernia Homestead Bank receives $500 for each meeting of the board of directors attended, and $200 for each committee meeting attended.

    Director Compensation Table.  The following table sets forth total compensation paid to each director of Hibernia Homestead Bank during fiscal 2008, other than Messrs. Browne and Bush whose compensation is set forth above under "—Executive Compensation."  Hibernia Homestead Bank does not have a defined benefit pension plan or retirement plan for the benefit of directors.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Morrison C. Bethea, M.D.(1)	$5,400	--	$5,400
Richard J. Brennan, Jr.(1)	4,500	--	4,500
H. Merritt Lane, III(1)	4,000	--	4,000
J. Kenneth Saer	5,700	--	5,700
Robert H. Saer(1)	4,900	--	4,900
John J. Weigel	5,400	--	5,400
________________________
(1)	Messrs. Bethea, Brennan, Lane and Robert Saer were elected directors in March 2008.

Committees and Meetings of the Board of Directors

    During the year ended December 31, 2008, the Board of Directors of Hibernia Homestead Bancorp, met five times.  No director of Hibernia attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has served as a director and the total number of meetings held by all committees of the Board on which he served.  A majority of our directors are independent directors as defined in the Nasdaq listing standards.  The Board of Directors has determined that Dr. Bethea  and Messrs. Brennan, Lane, Kenneth Saer, Robert Saer and Weigel are independent directors as defined in the Nasdaq Marketplace Rules.  Members of the Board also serve on other committees of Hibernia Homestead Bank.

    Membership on Certain Board Committees.  The Board of Directors of Hibernia Homestead Bancorp has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Morrison C. Bethea, M.D.	*	*
Richard J. Brennan, Jr.			*
H. Merritt Lane, III			*
J. Kenneth Saer	**	*	*
Robert H. Saer	*
John J. Weigel	*	*
______________
*      Member
**    Chairman of the Committee

    Audit Committee.  The Audit Committee reviews with management and our independent registered public accounting firm Hibernia's systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors Hibernia's adherence to generally accepted accounting principles in our accounting and financial reporting.  The Audit Committee is currently comprised of four directors, all of whom are independent directors as defined in the Nasdaq's rules and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has not identified a member of the Audit Committee who meets the Securities and Exchange Commission's definition of audit committee financial expert. The Board of Directors believes that the Audit Committee members have sufficient expertise to fulfill their fiduciary duties.  The Audit Committee of Hibernia was formed in January 2009 in connection with the conversion.  The committee's charter is available on our website at www.hibbank.com under the Investor Relations heading.

    Compensation Committee.  It is the responsibility of the Compensation Committee of Hibernia to set the compensation of Hibernia's Chief Executive Officer and Chief Financial Officer as well as the other executive officers.  The Compensation Committee of Hibernia was formed in January 2009 in connection with the conversion. The Compensation Committee is currently comprised of three directors, all of whom are independent directors as defined in the Nasdaq rules.  The committee's charter is available on our website at www.hibbank.com under the Investors Relations heading.

    Nominating and Corporate Governance Committee.  It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, recommend to the full Board, nominees for election as directors at the Annual Meeting.  The Nominating and Corporate Governance Committee met one time in 2009 to consider director nominations and recommended nominees for this Annual Meeting.  The Nominating and Corporate Governance Committee is currently comprised of three directors, all of whom are independent directors, as defined in the Nasdaq rules.  The committee's charter is available on our website at www.hibbank.com under the Investor Relations heading.

Directors' Attendance at Annual Meetings

    This is our first Annual Meeting of Shareholders following Hibernia's initial public offering completed in January 2009.  Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend.

Director Nominations

    Nominees for director of Hibernia are considered by the Nominating and Corporate Governance Committee and recommended to the full Board of Directors.  The Nominating and Corporate Governance Committee and will consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary in writing with whatever supporting material the shareholder considers appropriate.  In addition, any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under "Shareholder Proposals, Nominations and Communications with the Board of Directors."

    The charter of the Nominating and Corporate Governance Committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially.  The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Code of Ethics

    Hibernia maintains a comprehensive Code of Ethics for Employees, Officers and Directors which requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Hibernia and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Hibernia.  Our separate Code of Ethics for Senior Financial Officers specifically imposes standards of conduct on our chief executive officer, chief financial and accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the U.S. Securities and Exchange Commission dealing with corporate codes of conduct.

    Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Ethics.  Copies of our Code of Ethics and Code of Ethics for Senior Financial Officers are available on our website at www.hibbank.com under the Investor Relations heading.  In accordance with the requirements of the Securities and Exchange Commission's Form 8-K, we will disclose on Form 8-K the nature of any amendments to the Code of Ethics for Senior Financial Officers (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of the Code of Ethics for Senior Financial Officers, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Ethics for Senior Financial Officers that has been made known to any of our executive officers.

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table shows the compensation paid by Hibernia Homestead Bank to its Chairman of the Board and President and Chief Executive Officer for the years ended December 31, 2008 and 2007.  No executive officers of Hibernia Homestead Bank received total compensation in excess of $100,000 during fiscal 2008.

Name and Principal Position	Year	Salary(1)	Bonus	All Other Compensation(2)	Total
Patrick W. Browne, Jr.	2008	$82,000	$ --	$7,082	$89,082
Chairman of the Board	2007	82,000	--	5,500	87,500

A. Peyton Bush, III	2008	75,000	--	11,509	86,509
President and Chief Executive Officer	2007	75,000	--	10,000	85,000
_____________________
(1)	The amounts disclosed in this column for Mr. Bush include amounts contributed by the named executive officer to the 401(k) Plan of Hibernia Homestead Bank.

(2)
Includes director's fees of $6,000 and $5,500 in 2008 and 2007, respectively, for Messrs. Browne and Bush and contributions under the 401(k) Plan to the accounts of Messrs. Browne and Bush in 2008 and Mr. Bush in 2007.

    The board of directors approved Mr. Bush's base salary of $75,000 for fiscal 2008, which was the same amount as for fiscal 2007.  The dollar amount of total salary was based on the board's perception of the local market for chief executive officer compensation and was intended to ensure that Hibernia Homestead remained competitive in attracting and retaining a qualified chief executive officer.

Letter Agreement

    In November 2007, Hibernia Homestead Bank entered into a letter agreement with Michael G. Gretchen, Senior Vice President, in connection with his employment.  The letter agreement provides that Mr. Gretchen shall receive an initial base salary of not less than $70,000.  Mr. Gretchen is also eligible for a bonus in such amount as determined by the board of directors at their discretion as well as quarterly bonuses or a salary increase based on Hibernia Homestead Bank's average commercial loans outstanding.  Mr. Gretchen will receive a bonus in the amount of $2,500 for each calendar quarter during which Hibernia Homestead Bank's average commercial loans outstanding, excluding delinquent loans, equals or exceeds $5.0 million.  When Hibernia Homestead Bank's average commercial loans outstanding, excluding delinquent loans, equals or exceeds $15.0 million for a calendar quarter, in lieu of further bonus payments Mr. Gretchen's annual salary will be increased to $95,000.  The agreement also provides that Mr. Gretchen may participate in employee benefit plans, currently consisting only of health insurance and 401(k) Plans and the provision of a parking space.  Mr. Gretchen would also participate in the employee stock ownership plan as well as the proposed stock option plan and recognition and retention plan.

Stock Benefit Plans

    Hibernia Homestead Bancorp does not currently maintain any stock benefit plans other than an employee stock ownership plan adopted in connection with the conversion of Hibernia Homestead Bank completed in January 2009.  Descriptions of our proposed 2009 Stock Option Plan and 2009 Recognition and Retention Plan and Trust Agreement are set forth in the description of Proposal Two and Proposal Three, respectively, below.

Related Party Transactions

    During fiscal 2008, Hibernia Homestead Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with its directors and officers, and other related parties.  These transactions have been made on substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the same time for comparable transactions with unaffiliated parties.  The extensions of credit to these persons have not and do not currently involve more than the normal risk of collectability or present other unfavorable features.  None of these loans or other extensions of credit are disclosed as non-accrual, past due, restructured or potential problem loans.  Under Hibernia Homestead Bancorp's Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC's rules.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth as of June 5, 2009, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Hibernia Homestead Bancorp, (c) named executive officers of Hibernia; and (d) all directors and executive officers of Hibernia as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of June 5, 2009(1)	Percent of Common Stock
Hibernia Homestead Bancorp Employee Stock Ownership Plan Trust	89,066(2)	8.0%
325 Carondelet Street
New Orleans, Louisiana 70130

Directors:
Morrison C. Bethea, M.D.	30,000(3)	2.7%
Richard J. Brennan, Jr.	2,000(4)	*
Patrick W. Browne, Jr.	25,000(5)	2.2
A. Peyton Bush, III	30,000(6)	2.7
H. Merritt Lane, III	30,000(7)	2.7
J. Kenneth Saer	15,000	1.3
Robert H. Saer	10,000(8)	*
John J. Weigel	2,500	*

All Directors and Executive Officers as a Group (10 persons)	149,576	13.4%
_____________________
*           Represents less than 1% of our outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares and none of the shares are pledged.

(2)
As of June 5, 2009, all 89,066 shares were held in the Hibernia Homestead Bancorp Employee Stock Ownership Plan (“ESOP”) trust for future allocation to the accounts of participating employees.  Amounts held by the plan trustees, Messrs. A. Peyton Bush, III and Patrick W. Browne, Jr. and Ms. Donna T. Guerra, exclude the shares held in the ESOP trust.  Under the terms of the ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees.  Any unallocated shares are generally required to be voted by the plan trustees in the same manner that the majority of the allocated shares have voted.  As of the voting record date, none of the shares were allocated to participating employees.

(3)           Includes 10,000 shares held by Dr. Bethea's spouse.

(4)           The 2,000 shares are held jointly with Mr. Brennan's spouse.

(5)           Includes 5,000 shares held by Mr. Browne's spouse.

(6)           Includes 10,000 shares held jointly with Mr. Bush's spouse and 20,000 shares held in his individual retirement account.

(7)	Includes 2,500 shares held by Mr. Lane's spouse and 7,500 shares as Uniform Transfers to Minors Act custodian for his children.

(8)	Includes 5,000 shares held jointly with Mr. Saer's spouse, 2,500 shares held in his individual retirement account and 2,500 shares held by Saer Investment Trusts.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Hibernia's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of Hibernia's common stock.

    Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2008, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL TO ADOPT THE 2009 STOCK OPTION PLAN (Proposal Two)

General

    On April 30, 2009, the Board of Directors adopted the 2009 Stock Option Plan, which is designed to attract and retain qualified officers, employees and non-employee directors, provide officers, employees and non-employee directors with a proprietary interest in Hibernia as an incentive to contribute to our success and reward officers, employees and non-employee directors for outstanding performance.  The Stock Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Internal Revenue Code and non-qualified or compensatory stock options (the incentive stock options and the non-qualified (compensatory) options are together called, the “options”).  Options will be available for grant to officers, employees and directors of Hibernia and any subsidiary except that non-employee directors will be eligible to receive only awards of non-qualified options.  The Board of Directors believes that adoption of the Stock Option Plan is in the best interest of Hibernia and our shareholders.  If shareholder approval is obtained, options to acquire shares of common stock will be awarded to officers, employees and non-employee directors of Hibernia and Hibernia Homestead Bank with an exercise price equal to the fair market value of the common stock on the date of grant.

Description of the Stock Option Plan

    The following description of the Stock Option Plan is a summary of its terms and is qualified in its entirety by reference to the Stock Option Plan, a copy of which is attached hereto as Appendix A.

    Administration. The Stock Option Plan will be administered and interpreted by the Compensation Committee of the Board of Directors that is currently comprised of Dr. Bethea and Messrs. Kenneth Saer and John Weigel.

    Number of Shares Covered by the Stock Option Plan.  A total of 111,333 shares of common stock have been reserved for future issuance pursuant to the Stock Option Plan which is equal to 10.0% of the currently outstanding common stock.  The Stock Option Plan provides that grants to each officer or employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Stock Option Plan, respectively.  Option grants made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Stock Option Plan.  In the event of a stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Stock Option Plan, the number of shares to which any option grant relates and the exercise price per share under any option shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

    Stock Options.  Under the Stock Option Plan, the Board of Directors or the committee appointed by the Board will determine which employees, including officers, and non-employee directors (including advisory or emeritus directors) will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option and whether such options may be exercised by delivering other shares of common stock.  Under the Stock Option Plan, the per share exercise price of both an incentive and a compensatory stock option must at least equal the fair market value of a share of common stock on the date the option is granted (110% of fair market value in the case of incentive stock options granted to individuals who beneficially own 10% or more of the issued and outstanding shares of Hibernia's common stock).

    Vesting. Options will generally become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant.  The right to exercise will be cumulative.  However, no vesting may occur on or after a participant's employment or service with Hibernia or any of our subsidiaries is terminated.  Unless the committee or Board of Directors specifies otherwise at the time an option is granted, all options granted to participants will become vested and exercisable in full on the date an optionee terminates his employment or service with Hibernia or a subsidiary company because of his death or disability or as of the effective date of a change in control.

    Duration of Options. Each stock option or portion thereof will be exercisable at any time on or after it vests and is exercisable until the earlier of either:  (1) ten years after its date of grant or (2) six months after the date on which the optionee's employment or service terminates, unless the committee or the Board of Directors determines at the date of grant to extend such period of exercise for a period of up to three years from such termination.  Unless stated otherwise at the time an option is granted, (a) if an optionee terminates his employment or service with Hibernia or a subsidiary company as a result of disability or retirement without having fully exercised his options, the optionee will have three years following his termination due to disability or retirement to exercise such options, and (b) if an optionee terminates his employment or service with Hibernia following a change in control of Hibernia without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option.  However, failure to exercise incentive stock options within 90 days after the date on which the optionee's employment terminates may result in adverse tax consequences to the optionee.  If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee's executors, administrators, legatees or distributees of his estate will have the right to exercise such options during the one year period following his death.  In no event may any option be exercisable more than ten years from the date it was granted.

    Transferability.  Stock options generally are non-transferable except by will or the laws of descent and distribution, and during an optionee's lifetime, may be exercisable only by the optionee or his guardian or legal representative.  However, an optionee who holds non-qualified options may transfer such options to his or her immediate family, including the optionee's spouse, children, stepchildren, parents, grandchildren and great grandchildren, or to a duly established trust for the benefit of one or more of these individuals.  Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred will be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

    Paying for Shares.  Payment for shares purchased upon the exercise of options may be made (a) in cash or by check, (b) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to Hibernia the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations or (c) if permitted by the committee or the Board of Directors, by delivering shares of common stock (including shares acquired pursuant to the previous exercise of an option) with a fair market value equal to the total purchase price of the shares being acquired pursuant to the option.

    Term of the Stock Option Plan.  Unless sooner terminated, the Stock Option Plan shall continue in effect for a period of ten years from April 30, 2009 assuming approval of the Stock Option Plan by our shareholders.  Termination of the Stock Option Plan shall not affect any previously granted and outstanding options.

    Federal Income Tax Consequences.  Under current provisions of the Internal Revenue Code, the federal income tax treatment of incentive stock options and compensatory stock options is different.  Regarding incentive stock options, an optionee who meets certain holding period requirements will not recognize income at the time the option is granted or at the time the option is exercised, and a federal income tax deduction generally will not be available to Hibernia at any time as a result of such grant or exercise.  An optionee, however, may be subject to the alternative minimum tax upon exercise of an incentive stock option.  With respect to compensatory stock options, the difference between the fair market value of the shares on the date of exercise and the option exercise price generally will be treated as compensation income upon exercise, and Hibernia will be entitled to a deduction in the amount of income so recognized by the optionee.

    Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executives”).  Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation.  In order for compensation to qualify for this exception:  (a) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (b) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (c) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to, and approved by, shareholders in a separate vote prior to payment; and (d) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied (the “certification requirement”).

    Treasury regulations provide that compensation attributable to a compensatory stock option is deemed to satisfy the requirement that compensation be paid solely on account of the attainment of one or more performance goals if:  (a) the grant is made by a compensation committee consisting solely of two or more outside directors, as defined; (b) the plan under which the option right is granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee; (c) under the terms of the option, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of grant; and (d) the stock option plan is disclosed to and subsequently approved by the shareholders.  The certification requirement is not necessary if these other requirements are satisfied.

    The Stock Option Plan has been designed to meet the requirements of Section 162(m) of the Internal Revenue Code and, as a result, we believe that compensation attributable to stock options granted under the Stock Option Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Internal Revenue Code.  The Board of Directors believes that the likelihood of any impact on Hibernia from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is remote at this time.

    The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Accounting Treatment.  Hibernia will recognize the cost of employee services received in share-based payment transactions, including the Stock Option Plan, and measure the cost on the grant-date fair value of the award. That cost will be recognized over the period during which an employee is required to provide service in exchange for the award.

    Shareholder Approval. No options will be granted under the Stock Option Plan unless the Stock Option Plan is approved by shareholders.  Shareholder approval of the Stock Option Plan will also satisfy the federal tax requirements.

    Options to be Granted. The Board of Directors of Hibernia adopted the Stock Option Plan, and the committee established thereunder intends to meet promptly after approval by shareholders to determine the specific terms of options, including the allocation of options to executive officers, employees and non-employee directors of Hibernia and Hibernia Homestead Bank.  At the present time, no specific determination has been made as to allocation of grants.  The committee is also considering awarding options to certain non-executive officers and employees of Hibernia Homestead Bank.

The Board of Directors recommends that you vote FOR adoption of the 2009 Stock Option Plan.

PROPOSAL TO ADOPT THE 2009 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT (Proposal Three)

General

    On April 30, 2009, the Board of Directors adopted the 2009 Recognition and Retention Plan and Trust Agreement, the objective of which is to enable Hibernia to provide officers, employees and non-employee directors of Hibernia and Hibernia Homestead Bank with a proprietary interest in Hibernia and as an incentive to contribute to our success.  Officers, employees and non-employee directors of Hibernia and Hibernia Homestead Bank who are selected by the Board of Directors of Hibernia or members of a committee appointed by the board will be eligible to receive benefits under the Recognition and Retention Plan.  If shareholder approval is obtained, shares will be granted to officers, employees and non-employee directors as determined by the committee or the Board of Directors.

Description of the Recognition and Retention Plan

    The following description of the Recognition and Retention Plan is a summary of its terms and is qualified in its entirety by reference to the Recognition and Retention Plan, a copy of which is attached hereto as Appendix B.

    Administration.  The Compensation Committee of the Board of Directors of Hibernia will administer the Recognition and Retention Plan, which currently consists of Dr. Bethea and Messrs. Kenneth Saer and John Weigel.  The initial trustees of the Trust established pursuant to the Recognition and Retention Plan will be Mr. A. Peyton Bush and Ms. Donna Guerra.

    Number of Shares Covered by the Recognition and Retention Plan.  Upon shareholder approval of the Recognition and Retention Plan, Hibernia will contribute sufficient funds to the Recognition and Retention Plan Trust so that the Trust can purchase 44,533 shares of common stock, or 4.0% of the currently outstanding common stock.  It is currently anticipated that these shares will be acquired through open market purchases to the extent available, although Hibernia reserves the right to issue previously unissued shares or treasury shares to the Recognition and Retention Plan.  The issuance of new shares by Hibernia would be dilutive to the voting rights of existing shareholders and to Hibernia's book value per share and earnings per share.

    Grants.  Shares of common stock granted pursuant to the Recognition and Retention Plan will be in the form of restricted stock generally payable at a rate no more rapid than 20% per year, beginning one year from the anniversary date of the grant.  A recipient will be entitled to all shareholder rights with respect to shares which have been earned and distributed under the Recognition and Retention Plan.  However, until such shares have been earned and distributed, they may not be sold, assigned, pledged or otherwise disposed of and are required to be held in the Trust.  In addition, any cash dividends or stock dividends declared in respect of unvested share awards will be held by the Trust for the benefit of the recipients of such plan share awards and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the recipients thereof as soon as practicable after the plan share awards are earned.

    If a recipient terminates employment or service with Hibernia for reasons other than death, disability or change in control, the recipient will forfeit all rights to the allocated shares under restriction.  All shares subject to an award held by a recipient whose employment or service with Hibernia Homestead Bancorp or any subsidiary terminates due to death or disability shall be deemed earned as of the recipient's last day of employment or service with Hibernia Homestead Bancorp or any subsidiary and shall be distributed as soon as practicable thereafter.  In the event of a change in control of Hibernia Homestead Bancorp, all shares subject to an award shall be deemed earned as of the effective date of such change in control.

    Federal Income Tax Consequences.  Pursuant to Section 83 of the Internal Revenue Code, recipients of Recognition and Retention Plan awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest.  A recipient of a Recognition and Retention Plan award may elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first issued to him or her, notwithstanding the vesting schedule of such awards.  Hibernia will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of Recognition and Retention Plan awards in the year in which such amounts are included in income.

    Section 162(m) of the Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives.  Certain types of compensation are excluded from the $1.0 million deduction limitation.  The restricted stock awards granted under the Recognition and Retention Plan will not be excluded from the $1.0 million limitation.  However, the Board of Directors believes that the likelihood of any impact on Hibernia from the deduction limitation contained in Section 162(m) of the Internal Revenue Code is very remote at this time.

    The above description of tax consequences under federal law is necessarily general in nature and does not purport to be complete.  Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.  Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

    Accounting Treatment.  Hibernia will recognize compensation expense as shares of common stock granted pursuant to the Recognition and Retention Plan vest.  The amount of compensation expense recognized for accounting purposes is based upon the fair market value of the common stock at the date of grant to recipients, rather than the fair market value at the time of vesting for tax purposes, unless the grants are performance based.  In such event, the fair market value on the date of vesting will be recognized as compensation expense.  The vesting of plan share awards will have the effect of increasing Hibernia's compensation expense and will be a factor in determining Hibernia's earnings per share on a fully diluted basis.

    Shareholder Approval. No awards will be granted under the Recognition and Retention Plan unless the Recognition and Retention Plan is approved by our shareholders.

    Shares to be Granted.  The Board of Directors of Hibernia adopted the Recognition and Retention Plan and the committee established thereunder intends to grant shares to executive officers, employees and non-employee directors of Hibernia and Hibernia Homestead Bank. The Recognition and Retention Plan provides that grants to each employee and each non-employee director shall not exceed 25% and 5% of the shares of common stock available under the Recognition and Retention Plan, respectively.  Awards made to non-employee directors in the aggregate may not exceed 30% of the number of shares available under the Recognition and Retention Plan.  Although, the committee expects to act promptly after receipt of shareholder approval to issue awards under the Recognition and Retention Plan, the timing of any such grants, the individual recipients and the specific amounts of such grants have not been determined.

The Board of Directors recommends that you vote FOR adoption of the 2009 Recognition and
Retention Plan and Trust Agreement

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Four)

    The Audit Committee of the Board of Directors of Hibernia has appointed LaPorte Sehrt Romig & Hand, independent registered public accounting firm, to perform the audit of our financial statements for the year ending December 31, 2009, and further directed that the selection of auditors be submitted for ratification by the shareholders at the Annual Meeting.

    We have been advised by LaPorte Sehrt Romig & Hand that neither that firm nor any of its associates has any relationship with Hibernia or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  LaPorte Sehrt Romig & Hand will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

    In determining whether to appoint LaPorte Sehrt Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte Sehrt Romig & Hand is compatible with maintaining their independence.  During 2008, LaPorte Sehrt Romig & Hand performed auditing services as well as reviewed our public filings.  The Audit Committee believes that LaPorte Sehrt Romig & Hand's performance of these services is compatible with maintaining the independent registered public accounting firm's independence.

    Audit Fees.  The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of Hibernia Homestead Bank's consolidated financial statements for fiscal 2008 and 2007, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered during fiscal 2008 and 2007.

	Year Ended December 31,
	2008	2007
Audit fees (1)	$39,450	$42,000
Audit-related fees (2)	49,241	1,500
Tax fees (3)	--	--
All other fees	1,388	--
Total	$90,079	$43,500
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, and with respect to fiscal 2008, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Audit-related fees consist of fees incurred in connection with the review of registration statements in connection with the conversion of Hibernia Homestead Bank.

(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Hibernia Homestead Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.

The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission's rules.

REPORT OF THE AUDIT COMMITTEE

    The Audit Committee has reviewed and discussed Hibernia's audited financial statements with management.  The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200 T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm's independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Hibernia's Annual Report on Form 10-K for fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Members of the Audit Committee
J. Kenneth Saer, Chairman
Morrison C. Bethea, M.D.
Robert H. Saer
John J. Weigel

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

    Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Hibernia relating to the next annual meeting of shareholders of Hibernia expected to be held in May 2010, must be received at the principal executive offices of Hibernia Homestead Bancorp, Inc., 325 Carondelet Street, New Orleans, Louisiana, 70130, Attention: Michael G. Gretchen, Corporate Secretary, no later than February 19, 2010.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested.

    Shareholder proposals that are not submitted for inclusion in Hibernia's proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Article 9.D. of Hibernia's Articles of Incorporation.  Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by February 19, 2010.  The notice must include the information required by Article 9.D. of our Articles of Incorporation.

    Shareholder Nominations. Our Articles of Incorporation provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by or at the direction of the Board, shall be made by a shareholder who has complied with the notice provisions in the Articles of Incorporation.  Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.  For our annual meeting in 2010, this notice must be received by February 19, 2010.  Each written notice of a shareholder nomination is required to set forth certain information specified in Article 6.F. of Hibernia's Articles of Incorporation.  We did not receive any shareholder nominations with respect to this Annual Meeting.

    Other Shareholder Communications.  Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Hibernia Homestead Bancorp, Inc., c/o Michael G. Gretchen, Corporate Secretary, 325 Carondelet Street, New Orleans, Louisiana 70130.

ANNUAL REPORTS

    A copy of our Annual Report on Form 10-K for the year ended December 31, 2008 accompanies this proxy statement.  Such report is not part of the proxy solicitation materials.

    Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2008.  Such written requests should be directed to Mr. Michael G. Gretchen, Corporate Secretary, Hibernia Homestead Bancorp, 325 Carondelet Street, New Orleans, Louisiana 70130.  The Form 10-K is not a part of the proxy solicitation materials.

OTHER MATTERS

    Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

    The cost of the solicitation of proxies will be borne by Hibernia.  Hibernia will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Hibernia's common stock.

Appendix A

HIBERNIA HOMESTEAD BANCORP, INC.

2009 STOCK OPTION PLAN

ARTICLE I
ESTABLISHMENT OF THE PLAN

    Hibernia Homestead Bancorp, Inc. (the “Corporation”) hereby establishes this 2009 Stock Option Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

    The purpose of this Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future and rewarding Employees and Non-Employee Directors for outstanding performance.  All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.  Each recipient of an Option hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt and/or exercise of an Option hereunder.

ARTICLE III
DEFINITIONS

    The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

    3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

    3.02           “Bank” means Hibernia Homestead Bank, the wholly owned subsidiary of the Corporation.

    3.03           “Beneficiary” means the person or persons designated by an Optionee to receive any benefits payable under the Plan in the event of such Optionee's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Optionee's surviving spouse, if any, or if none, his or her estate.

    3.04           “Board” means the Board of Directors of the Corporation.

    3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

    3.06           “Code” means the Internal Revenue Code of 1986, as amended.

    3.07           “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof.

    3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

    3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

    3.10           “Disability” means in the case of any Optionee that the Optionee: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

    3.11           “Effective Date” means the date upon which the Board adopts this Plan.

    3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

    3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

    3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

    3.15           “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

    3.16           “Fair Market Value” shall be equal to the fair market value per share of the Corporation's Common Stock on the date an Option is granted.  For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A of the Code and the regulations issued thereunder.

    3.17          “FDIC” means the Federal Deposit Insurance Corporation.

    3.18           “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

    3.19           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company, or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

    3.20           “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

    3.21           “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

    3.22           “Option” means a right granted under this Plan to purchase Common Stock.

    3.23           “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

    3.24           “Retirement” means:

 (a)           A termination of employment which constitutes a “retirement” at the “normal retirement age” or later under the Hibernia Homestead Bancorp, Inc. Employee Stock Ownership Plan or such other qualified pension benefit plan maintained by the Corporation or a Subsidiary Company as may be designated by the Board or the Committee, or, if no such plan is applicable, which would constitute “retirement” under the Hibernia Homestead Bancorp, Inc. Employee Stock Ownership Plan, if such individual were a participant in that plan, provided, however, that the provisions of this subsection (a) will not apply as long as an Optionee continues to serve as a Non-Employee Director, including service as an Advisory Director.

         (b)           With respect to Non-Employee Directors, retirement means retirement from service on the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto (including retirement from service as an Advisory Director to the Corporation or any Subsidiary Company) after reaching normal retirement age as established by the Company.

    3.25           “Stock Option Agreement” means the written agreement setting forth the number of shares subject to the Option, the exercise price thereof, designating the Option as an Incentive Stock Option or a Non-Qualified Option and such other terms of the Option as the Committee shall deem appropriate.

    3.26           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of granting of the Option in question.

ARTICLE IV
ADMINISTRATION OF THE PLAN

    4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02.  The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) address matters regarding the satisfaction of an Optionee's tax withholding obligation pursuant to Section 12.02 hereof, (ii) to the extent permissible by applicable law and regulation, include arrangements to facilitate the Optionee's ability to borrow funds for payment of the exercise or purchase price of an Option, if applicable, from securities brokers and dealers, and (iii) subject to any legal or regulatory restrictions or limitations,  include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired.  The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Option shall be final and binding in the absence of action by the Board.

    4.02           Appointment and Operation of the Committee.  The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board.  The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent.  The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

    4.03           Revocation for Misconduct.  The Board or the Committee may by resolution immediately revoke, rescind and terminate any Option, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Options granted to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation and Bylaws or the constituent documents of such other Subsidiary Company on whose board he serves shall terminate as of the effective date of such removal.

    4.04           Limitation on Liability.  Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Options granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

    4.05           Compliance with Law and Regulations.  All Options granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.  The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.  Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

    4.06           Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Option granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

    4.07           No Deferral of Compensation Under Section 409A of the Code.  All Options granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Options granted under this Plan shall be designed to satisfy the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Options granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for stock options set forth in the regulations issued under Section 409A of the Code.  No Optionee shall be permitted to defer the recognition of income beyond the exercise date of a Non-Qualified Option or beyond the date that the Common Stock received upon the exercise of an Incentive Stock Option is sold.

ARTICLE V
ELIGIBILITY

    Options may be granted to such Employees or Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee.  Options may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies.  Non-Employee Directors shall be eligible to receive only Non-Qualified Options.

ARTICLE VI
COMMON STOCK COVERED BY THE PLAN

    6.01           Option Shares.  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article IX, shall be 111,333.  None of such shares shall be the subject of more than one Option at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Options had been previously granted with respect to such shares.  During the time this Plan remains in effect, the aggregate grants of Options to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Options granted to Non-Employee Directors in the aggregate may not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Article IX.

    6.02           Source of Shares.  The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII
DETERMINATION OF
OPTIONS, NUMBER OF SHARES, ETC.

    The Board or the Committee shall, in its discretion, determine from time to time which Employees or Non-Employee Directors will be granted Options under the Plan, the number of shares of Common Stock subject to each Option, and whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option.  In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as the Board or the Committee shall deem relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Options to be granted to him.

ARTICLE VIII
OPTIONS

    Each Option granted hereunder shall be on the following terms and conditions:

    8.01           Stock Option Agreement.  The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan.  Each Optionee shall receive a copy of his executed Stock Option Agreement.  Any Option granted with the intention that it will be an Incentive Stock Option but which fails to satisfy a requirement for Incentive Stock Options shall continue to be valid and shall be treated as a Non-Qualified Option.

    8.02           Option Exercise Price.

    (a)           Incentive Stock Options.  The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b), and subject to any applicable adjustment pursuant to Article IX hereof.

    (b)           Non-Qualified Options.  The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted, subject to any applicable adjustment pursuant to Article IX hereof.

    8.03           Vesting and Exercise of Options.

    (a)           General Rules.  Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at a rate no more rapid than 20% per year, commencing one year from the date of grant as shall be determined by the Committee, and the right to exercise shall be cumulative.  Notwithstanding the foregoing, except as provided in Section 8.03(b) hereof, no vesting shall occur on or after an Employee's employment and/or service as a Non-Employee Director (which, for purposes hereof, shall include service as an Advisory Director) with the Corporation or any of the Subsidiary Companies is terminated.  In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and deemed vested on the final date of vesting.

    (b)           Accelerated Vesting.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) because of his death or Disability (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group). Furthermore, notwithstanding the general rule contained in Section 8.03(a), all Options granted under this Plan shall become vested and exercisable in full as of the effective date of a Change in Control.

    8.04           Duration of Options.

    (a)           General Rule.  Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to Employees and Non-Employee Directors shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) six (6) months after the date on which the Optionee ceases to be employed (or in the service of the Board of Directors) by the Corporation and all Subsidiary Companies, unless the Board of Directors or the Committee in its discretion decides at the time of grant to extend such period of exercise to a period not exceeding three (3) years.  In no event shall an Option be exercisable more than ten (10) years after its date of grant.  In the event an Incentive Stock Option is not exercised within 90 days of the effective date of termination of the Optionee's status as an Employee, the tax treatment accorded Incentive Stock Options by the Code may not be available.  In addition, the accelerated vesting of Incentive Stock Options provided by Section 8.03(b) may result in all or a portion of such Incentive Stock Options no longer qualifying as Incentive Stock Options.

    (b)           Exception for Termination Due to Disability, Retirement, Change in Control or Death.  Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted: (i) if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options, and (ii) if a Non-Employee Director terminates his service as a director (including service as an Advisory Director) with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Non-Employee Director shall have the right, during the three (3) year period following his termination due to Disability or Retirement, to exercise such Options.

    Subject to the provisions of Article IX hereof, unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term (five year term for options subject to Section 8.09(b)) of the Option from the date of grant.

       If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

              In no event, however, shall any Option be exercisable beyond the earlier of (i) ten (10) years from the date it was granted, or (ii) with respect to incentive stock options subject to Section 8.09(b), the original expiration date of the Option.

           (c)           Required Regulatory Provision.  Notwithstanding anything herein to the contrary, to the extent applicable, Officers and Directors of the Corporation must either exercise or forfeit their Options granted hereunder in the event the Bank becomes critically undercapitalized under applicable federal regulations, or receives a capital directive from the FDIC.

    8.05          Nonassignability.  Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee's lifetime shall be exercisable only by such Optionee or the Optionee's guardian or legal representative.  Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his immediate family or to a duly established trust for the benefit of one or more of these individuals.   For purposes hereof, “immediate family” includes but is not necessarily limited to, the Participant's spouse, children (including step children), parents, grandchildren and great grandchildren.  Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05.  Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

    8.06           Manner of Exercise.  Options may be exercised in part or in whole and at one time or from time to time.  The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

    8.07           Payment for Shares.  Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option.  All shares sold under the Plan shall be fully paid and nonassessable.  Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, or (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the previous exercise of an Option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the Option, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or any combination of the foregoing.  With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof more than six months prior to the exercise date of the Option.

    8.08           Voting and Dividend Rights.  No Optionee shall have any voting or dividend rights or other rights of a shareholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation's shareholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

    8.09           Additional Terms Applicable to Incentive Stock Options.  All Options issued under the Plan which are designated as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

      (a)           Amount Limitation.  Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year, under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

        (b)           Limitation on Ten Percent Shareholders.  The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to shareholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c)           Notice of Disposition; Withholding; Escrow.  An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of.  The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any minimum withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose.  The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

ARTICLE IX
ADJUSTMENTS FOR CAPITAL CHANGES

    9.01           General Adjustments.  The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any Option relates, the maximum number of shares that can be covered by Options to each Employee, each Non-Employee Director and Non-Employee Directors as a group and the exercise price per share of Common Stock under any Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the Effective Date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.

    9.02           Adjustments for Mergers and Other Corporate Transactions.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Option shall be converted, subject to the conditions herein stated, into the right to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Optionee would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options, provided that in each case the number of shares or other securities subject to the substituted or assumed stock option and the exercise price thereof shall be determined in a manner that satisfies the requirements of Treasury Regulation §1.424-1 and the regulations issued under Section 409A of the Code so that the substituted or assumed option is not deemed to be a modification of the outstanding Options.  Notwithstanding any provision to the contrary herein, the term of any Option granted hereunder and the property which the Optionee shall receive upon the exercise or termination thereof shall be subject to and be governed by the provisions regarding the treatment of any such Options set forth in a definitive agreement with respect to any of the aforementioned transactions entered into by the Corporation to the extent any such Option remains outstanding and unexercised upon consummation of the transactions contemplated by such definitive agreement.

ARTICLE X
AMENDMENT AND TERMINATION OF THE PLAN

    The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Options have not been granted, subject to applicable federal banking regulations and any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the holder of an Option, alter or impair any Option previously granted or awarded under this Plan except as provided by Article IX hereof or except as specifically authorized herein.

    Notwithstanding anything to the contrary herein, in no event shall the Board of Directors without shareholder approval amend the Plan or shall the Board of Directors or the Committee amend an Option in any manner that effectively allows the repricing of any Option previously granted under the Plan either through a reduction in the Exercise Price or through the cancellation and regrant of a new Option in exchange for the cancelled Option (except as permitted pursuant to Article IX in connection with a change in the Corporation's capitalization).

ARTICLE XI
EMPLOYMENT RIGHTS

    Neither the Plan nor the grant of any Options hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director of the Corporation or a Subsidiary Company to continue in such capacity.

ARTICLE XII
WITHHOLDING

    12.01          Tax Withholding.  The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable minimum withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Option.  The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

    12.02          Methods of Tax Withholding.  The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee's tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Option and/or by the Optionee's delivery of previously owned shares of Common Stock or other property.

ARTICLE XIII
EFFECTIVE DATE OF THE PLAN; TERM

    13.01           Effective Date of the Plan.  This Plan shall become effective on the Effective Date, and Options may be granted hereunder no earlier than the date this Plan is approved by shareholders and no later than the termination of the Plan, provided this Plan is approved by shareholders of the Corporation pursuant to Article XIV hereof.

    13.02           Term of Plan.  Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date.  Termination of the Plan shall not affect any Options previously granted and such Options shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms or the terms hereof expire or are forfeited.

ARTICLE XIV
SHAREHOLDER APPROVAL

    The Corporation shall submit this Plan to shareholders for approval at a meeting of shareholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder and (ii) Section 162(m) of the Code and regulations thereunder.  In addition to any other shareholder approvals that may be deemed necessary or appropriate by the Corporation, this Plan is subject to approval by a majority of the total votes eligible to be cast by shareholders of the Company.

ARTICLE XV
MISCELLANEOUS

    To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Louisiana.

Appendix B

HIBERNIA HOMESTEAD BANCORP, INC.

2009 RECOGNITION AND RETENTION PLAN AND TRUST AGREEMENT

ARTICLE I
ESTABLISHMENT OF THE PLAN AND TRUST

    1.01           Hibernia Homestead Bancorp, Inc. (the “Corporation”) hereby establishes the 2009 Recognition and Retention Plan (the “Plan”) and Trust (the “Trust”) upon the terms and conditions hereinafter stated in this 2009 Recognition and Retention Plan and Trust Agreement (the “Agreement”).

    1.02           The Trustee hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

ARTICLE II
PURPOSE OF THE PLAN

    The purpose of the Plan is to retain personnel of experience and ability in key positions by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation and its Subsidiary Companies as compensation for their contributions to the Corporation and the Subsidiary Companies and as an incentive to make such contributions in the future.  and as an incentive to make such contributions in the future.  Each Recipient of a Plan Share Award hereunder is advised to consult with his or her personal tax advisor with respect to the tax consequences under federal, state, local and other tax laws of the receipt of a Plan Share Award hereunder.

ARTICLE III
DEFINITIONS

    The following words and phrases when used in this Agreement with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below.  Wherever appropriate, the masculine pronouns shall include the feminine pronouns and the singular shall include the plural.

    3.01           “Advisory Director” means a person appointed to serve as an advisory or emeritus director by the Board of either the Corporation or the Bank or any successors thereto.

    3.02           “Bank” means Hibernia Homestead Bank, the wholly owned subsidiary of the Corporation.

    3.03           “Beneficiary” means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death.  Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee.  In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his or her estate.

    3.04           “Board” means the Board of Directors of the Corporation.

    3.05           “Change in Control” shall mean a change in the ownership of the Corporation or the Bank, a change in the effective control of the Corporation or the Bank or a change in the ownership of a substantial portion of the assets of the Corporation or the Bank, in each case as provided under Section 409A of the Code and the regulations thereunder.  In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of the Corporation, the Bank or a subsidiary of either of them, by the Corporation, the Bank, any subsidiary of either of them, or by any employee benefit plan maintained by any of them.  For purposes of this Section 3.05, the term “person” shall include the meaning assigned to it under Sections 13(d)(3) or 14(d)(2) of the Exchange Act.

    3.06           “Code” means the Internal Revenue Code of 1986, as amended.

    3.07           “Committee” means the committee appointed by the Board pursuant to Article IV hereof.

    3.08           “Common Stock” means shares of the common stock, $0.01 par value per share, of the Corporation.

    3.09           “Director” means a member of the Board of Directors of the Corporation or a Subsidiary Company or any successors thereto, including Non-Employee Directors as well as Officers and Employees serving as Directors.

    3.10           “Disability” means in the case of any Recipient that the Recipient: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Corporation or the Bank (or would have received such benefits for at least three months if he had been eligible to participate in such plan).

    3.11           “Effective Date” means the day upon which the Board adopts this Plan.

    3.12           “Employee” means any person who is employed by the Corporation or a Subsidiary Company or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

    3.13           “Employer Group” means the Corporation and any Subsidiary Company which, with the consent of the Board, agrees to participate in the Plan.

    3.14           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

    3.15           “Non-Employee Director” means a member of the Board (including advisory boards, if any) of the Corporation or any Subsidiary Company or any successor thereto, including an Advisory Director of the Board of the Corporation and/or any Subsidiary Company or a former Officer or Employee of the Corporation and/or any Subsidiary Company serving as a Director or Advisory Director who is not an Officer or Employee of the Corporation or any Subsidiary Company.

    3.16           “Officer” means an Employee whose position in the Corporation or a Subsidiary Company is that of a corporate officer, as determined by the Board.

    3.17           “Plan Shares” or “Shares” means shares of Common Stock which may be distributed to a Recipient pursuant to the Plan.

    3.18           “Plan Share Award” or “Award” means a right granted under this Plan to receive a distribution of Plan Shares upon completion of the service requirements described in Article VII hereof.

    3.19           “Recipient” means an Employee or Non-Employee Director or former Employee or Non-Employee Director who receives a Plan Share Award under the Plan.

    3.20           “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 424(f) of the Code, at the time of the granting of the Plan Share Award in question.

    3.21           “Trustee” means such firm, entity or persons approved by the Board to hold legal title to the Plan and the Plan assets for the purposes set forth herein.

ARTICLE IV
ADMINISTRATION OF THE PLAN

    4.01           Duties of the Committee.  The Plan shall be administered and interpreted by the Committee, which shall consist of two or more members of the Board, each of whom shall be a Non-Employee Director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act.  In addition, each member of the Committee shall be an (i) “outside director” within the meaning of Section 162(m) of the Code and the regulations thereunder at such times as is required under such regulations and (ii) an “independent director” as such term is defined in Rule 4200(a)(15) of the Marketplace Rules of the Nasdaq Stock Market or any successor thereto.  The Committee shall have all of the powers allocated to it in this and other sections of the Plan.  The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding in the absence of action by the Board.  The Committee shall act by vote or written consent of a majority of its members.  Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs.  The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than once per calendar year.

    4.02           Role of the Board.  The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board.  The Board may in its discretion from time to time remove members from, or add members to, the Committee, and may remove or replace the Trustee, provided that any directors who are selected as members of the Committee shall be Non-Employee Directors.

    4.03           Revocation for Misconduct.  Notwithstanding anything to the contrary herein, the Board or the Committee may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order.  Unvested Plan Share Awards to a Non-Employee Director who is removed for cause pursuant to the Corporation's Articles of Incorporation or Bylaws or the Bank's Articles of Incorporation or Bylaws or the constituent documents of such other Subsidiary Company on whose board he or she serves shall terminate as of the effective date of such removal.

    4.04           Limitation on Liability.  No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.  If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he reasonably believed to be in the best interests of  the Corporation and any Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In addition, the Corporation shall pay ongoing expenses incurred by such member if a majority of disinterested directors concludes that such member may ultimately be entitled to indemnification, provided, however, that before making advance payment of expenses, the Corporation shall obtain an agreement that the Corporation will be repaid if such member is later determined not to be entitled to such indemnification.

    4.05           Compliance with Laws and Regulations.  All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency or shareholders as may be required.   The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

    4.06           Restrictions on Transfer.  The Corporation may place a legend upon any certificate representing shares issued pursuant to a Plan Share Award noting that such shares may be restricted by applicable laws and regulations.

    4.07           No Deferral of Compensation Under Section 409A of the Code.  All awards granted under the Plan are designed to not constitute a deferral of compensation for purposes of Section 409A of the Code.  Notwithstanding any other provision in this Plan to the contrary, all of the terms and conditions of any Awards granted under this Plan shall be designed to satisfy the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  Both this Plan and the terms of all Awards granted hereunder shall be interpreted in a manner that requires compliance with all of the requirements of the exemption for restricted stock awards set forth in the regulations issued under Section 409A of the Code.  No Recipient shall be permitted to defer the recognition of income beyond the vesting date of an Award.

ARTICLE V
CONTRIBUTIONS

    5.01           Amount and Timing of Contributions.  The Board shall determine the amount (or the method of computing the amount) and timing of any contributions by the Corporation and any Subsidiary Companies to the Trust established under this Plan.  Such amounts may be paid in cash or in shares of Common Stock and shall be paid to the Trust at the designated time of contribution.  No contributions by Employees or Non-Employee Directors shall be permitted.

    5.02           Investment of Trust Assets; Number of Plan Shares.  Subject to Section 8.02 hereof, the Trustee shall invest all of the Trust's assets primarily in Common Stock.  The aggregate number of Plan Shares available for distribution pursuant to this Plan shall be 44,533 shares of Common Stock, subject to adjustment as provided in Section 9.01 hereof, which shares shall be purchased (from the Corporation and/or, if permitted by applicable regulations, from shareholders thereof) by the Trust with funds contributed by the Corporation.  During the time this Plan remains in effect, Awards to each Employee and each Non-Employee Director shall not exceed 25% and 5% of the shares of Common Stock initially available under the Plan, respectively, and Plan Share Awards to Non-Employee Directors in the aggregate shall not exceed 30% of the number of shares initially available under this Plan, in each case subject to adjustment as provided in Section 9.01 hereof.

ARTICLE VI
ELIGIBILITY; ALLOCATIONS

    6.01           Awards.  Plan Share Awards may be made to such Employees and Non-Employee Directors as may be selected by the Board or the Committee.  In selecting those Employees to whom Plan Share Awards may be granted and the number of Shares covered by such Awards, the Board or the Committee shall consider the duties, responsibilities and performance of each respective Employee and Non-Employee Director, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation and such other factors as deemed relevant to accomplishing the purposes of the Plan.  The Board or the Committee may but shall not be required to request the written recommendation of the Chief Executive Officer of the Corporation other than with respect to Plan Share Awards to be granted to him.

    6.02           Form of Allocation.  As promptly as practicable after an allocation pursuant to Section 6.01 that a Plan Share Award to be issued, the Board or the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award shall be distributed to the Recipient.  The Board or the Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.03           Allocations Not Required to any Specific Employee or Non-Employee Director.  No Employee or Non-Employee Director shall have any right or entitlement to receive a Plan Share Award hereunder, with such Awards being at the total discretion of the Board or the Committee.

ARTICLE VII
EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01           Earning Plan Shares; Forfeitures.

   (a)           General Rules.  Subject to the terms hereof, Plan Share Awards shall be earned by a Recipient at a rate no more rapid than twenty percent (20%) of the aggregate number of Shares covered by the Award as of each annual anniversary of the date of grant of the Award, with such vesting rate to be determined by the Committee.  If the employment of an Employee or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) is terminated before the Plan Share Award has been completely earned for any reason (except as specifically provided in subsection (b) below), the Recipient shall forfeit the right to any Shares subject to the Award which have not theretofore been earned.  In the event of a forfeiture of the right to any Shares subject to an Award, such forfeited Shares shall become available for allocation pursuant to Section 6.01 hereof as if no Award had been previously granted with respect to such Shares.  No fractional shares shall be distributed pursuant to this Plan. In determining the number of Shares which are earned as of any annual anniversary date, fractional shares shall be rounded down to the nearest whole number, provided that such fractional Shares shall be aggregated and distributed on the final date of vesting.

     (b)           Exception for Termination Due to Death, Disability or Change in Control.  Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company or service as a Non-Employee Director (including for purposes hereof service as an Advisory Director) terminates due to death or Disability shall be deemed earned as of the Recipient's last day of employment with or service to the Corporation or any Subsidiary Company (provided, however, no such accelerated vesting shall occur if a Recipient remains employed by or continues to serve as a Director (including for purposes hereof service as an Advisory Director) of at least one member of the Employer Group) and shall be distributed as soon as practicable thereafter.  Furthermore, notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient shall be deemed earned as of the effective date of a Change in Control.

    7.02           Distribution of Dividends.  Any cash dividends, stock dividends or returns of capital declared in respect of each unvested Plan Share Award will be held by the Trust for the benefit of the Recipient on whose behalf such Plan Share Award is then held by the Trust, and such dividends or returns of capital, including any interest thereon, will be paid out proportionately by the Trust to the Recipient thereof as soon as practicable after the Plan Share Award becomes earned.

    7.03           Distribution of Plan Shares.

    (a)           Timing of Distributions:  General Rule.  Subject to the provisions of Section 7.05 hereof, Plan Shares shall be distributed to the Recipient or his or her Beneficiary, as the case may be, as soon as practicable after they have been earned.

    (b)           Form of Distributions.  All Plan Shares, together with any Shares representing stock dividends, shall be distributed in the form of Common Stock.  One share of Common Stock shall be given for each Plan Share earned and distributable.  Payments representing cash dividends shall be made in cash.

   (c)           Withholding.  The Trustee may withhold from any cash payment or Common Stock distribution made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of a cash payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares.  The Trustee shall pay over to the Corporation or any Subsidiary Company which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

     (d)           Restrictions on Selling of Plan Shares.  Plan Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan.  Upon distribution, the Board or the Committee may require the Recipient or his or her Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed Plan Shares except in accordance with all then applicable federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed Plan Shares in order to restrict the transfer of the distributed Plan Shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

    7.04           Voting of Plan Shares.  All shares of Common Stock held by the Trust shall be voted by the Trustee in its discretion.  Recipients of Plan Share Awards shall have no voting rights until the Common Stock is earned and distributed pursuant to the terms of the Plan Share Award.

    7.05           Nontransferable.  Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to a Recipient who was notified in writing of an Award by the Committee pursuant to Section 6.02.  No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan or Trust, nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE VIII
TRUST

    8.01           Trust.  The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of this Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to this Plan.

    8.02           Management of Trust.  It is the intent of this Plan and Trust that the Trustee shall have complete authority and discretion with respect to the arrangement, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is appropriate to meet the obligations of the Trust.  In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

    (a)           To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for trustees or other fiduciaries.  The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Corporation or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

    (b)           To invest any Trust assets not otherwise invested in accordance with (a) above, in such deposit accounts, and certificates of deposit, obligations of the United States Government or its agencies or such other investments as shall be considered the equivalent of cash.

    (c)           To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

    (d)           To hold cash without interest in such amounts as may in the opinion of the Trustee be reasonable for the proper operation of the Plan and Trust.

    (e)           To employ brokers, agents, custodians, consultants and accountants.

    (f)           To hire counsel to render advice with respect to its rights, duties and obligations hereunder, and such other legal services or representation as it may deem desirable.

    (g)           To hold funds and securities representing the amounts to be distributed to a Recipient or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

    Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

    8.03           Records and Accounts.  The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Board or the Committee.

    8.04           Expenses.  All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Corporation or, in the discretion of the Corporation, the Trust.

    8.05           Indemnification.  Subject to the requirements of applicable laws and regulations, the Corporation shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its gross negligence or willful misconduct.

ARTICLE IX
MISCELLANEOUS

    9.01           Adjustments for Capital Changes.  The aggregate number of Plan Shares available for distribution pursuant to the Plan Share Awards, the number of Shares to which any unvested Plan Share Award relates and the maximum number of Plan Shares which may be granted to any Employee, to any Non-Employee Director or to all Non-Employee Directors as a group shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from any split, subdivision or consolidation of shares or other capital adjustment, the payment of a stock dividend or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation.  If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation or of another corporation, the shares of the Corporation's Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each Recipient of a Plan Share Award shall be entitled, subject to the conditions herein stated, to receive such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such Recipients would have been entitled to receive except for such action.

    9.02           Amendment and Termination of Plan.  The Board may, by resolution, at any time amend or terminate the Plan, subject to any required shareholder approval or any shareholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements.  The Board may not, without the consent of the Recipient, alter or impair his or her Plan Share Award except as specifically authorized herein.  Termination of this Plan shall not affect Plan Share Awards previously granted, and such Plan Share Awards shall remain valid and in effect until they (a) have been fully earned, (b) are surrendered, or (c) expire or are forfeited in accordance with their terms.

    9.03           Employment or Service Rights.  Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

    9.04           Voting and Dividend Rights.  No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award except as expressly provided in Sections 7.02 and 7.04 above, prior to the time said Plan Shares are actually earned and distributed to him.

    9.05           Governing Law.  To the extent not governed by federal law, the Plan and Trust shall be governed by the laws of the State of Louisiana.

    9.06           Effective Date.  This Plan shall be effective as of the Effective Date, and Awards may be granted hereunder no earlier than the date this Plan is approved by the shareholders of the Corporation and prior to the termination of the Plan.  The implementation of this Plan is subject to the approval of the Plan by a majority of the total votes eligible to be cast by the Corporation's shareholders.

    9.07           Term of Plan.  This Plan shall remain in effect until the earlier of (i) ten (10) years from the Effective Date, (ii) termination by the Board, or (iii) the distribution to Recipients and Beneficiaries of all the assets of the Trust.

    9.08           Tax Status of Trust.  It is intended that the Trust established hereby be treated as a Grantor Trust of the Corporation under the provisions of Section 671 et seq. of the Code, as the same may be amended from time to time.

[Remainder of Page Intentionally Left Blank]

    IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officers and the initial Trustees of the Trust established pursuant hereto have duly and validly executed this Agreement, all on this 30th day of April, 2009.

HIBERNIA HOMESTEAD BANCORP, INC.		TRUSTEES:

By:	/s/ A. Peyton Bush, III	By:	/s/ A. Peyton Bush, III
	A. Peyton Bush, III		A. Peyton Bush, III
	President and Chief Executive Officer		Trustee

		By:	/s/ Donna T. Guerra
Donna T. Guerra
Trustee

REVOCABLE PROXY
HIBERNIA HOMESTEAD BANCORP, INC.
[X]  Please Mark Votes
         As in This Example

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HIBERNIA HOMESTEAD BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 30, 2009 AND AT ANY ADJOURNMENT THEREOF.

    The undersigned hereby appoints the Board of Directors of Hibernia Homestead Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Hibernia Homestead Bancorp, Inc. held of record by the undersigned on June 5, 2009 at the Annual Meeting of Shareholders to be held at the main office of Hibernia Homestead Bank, located at 325 Carondelet Street, New Orleans, Louisiana on Thursday, July 30, 2009, at 10:00 a.m., Central Daylight Time, or at any adjournment thereof.

1.           ELECTION OF DIRECTORS FOR A THREE-YEAR TERM:

  [   ]  FOR                          [   ]  WITHHOLD                          [   ]  FOR ALL EXCEPT

Nominees for three-year term expiring in 2012:  H. Merritt Lane, III, J. Kenneth Saer and John J. Weigel

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee's name in the space provided below.

_________________________________________

2.	Proposal to approve the adoption of the 2009 Stock Option Plan.

  [   ]  FOR                          [   ]   AGAINST                             [   ]  ABSTAIN

3.	Proposal to approve the adoption of the 2009 Recognition and Retention Plan and Trust Agreement.

  [   ]  FOR                          [   ]   AGAINST                             [   ]  ABSTAIN

4.	Proposal to ratify the appointment of LaPorte Sehrt Romig & Hand as Hibernia's independent registered public accounting firm for the year ending December 31, 2009.

 [   ]  FOR                           [   ]   AGAINST                             [   ]  ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above, “FOR” the approval of the 2009 Stock Option Plan, “FOR” the approval of the 2009 Recognition and Retention Plan and Trust Agreement and “FOR” the ratification of LaPorte Sehrt Romig & Hand.

THE SHARES OF HIBERNIA HOMESTEAD BANCORP'S COMMON STOCK WILL BE VOTED AS SPECIFIED.  IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR APPROVAL OF THE 2009 STOCK OPTION PLAN, FOR APPROVAL OF THE 2009 RECOGNITION AND RETENTION PLAN, FOR RATIFICATION OF HIBERNIA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES.  YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Hibernia Homestead Bancorp, Inc. called for July 30, 2009, the accompanying proxy statement and the Annual Report on Form 10-K prior to the signing of this Proxy.

Please be sure to date this Proxy and sign in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

---------------------------------------------------------------------------------------------------------------------------------------
▲                          Detach above card, sign, date and mail in postage paid envelope provided.                     ▲

HIBERNIA HOMESTEAD BANCORP, INC.

Please sign this Proxy exactly as your name(s) appear(s) on this Proxy.
When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 30, 2009.  The proxy statement and our 2008 Annual Report on Form 10-K are available at http://hibbank.com/investors.html.

Meeting Directions

From New Orleans International Airport and Points West:	From Points East:

Take I-10 East Take Exit 234B on the left toward Poydras St./Superdome Turn left onto Carondelet St. End at 325 Carondelet St., New Orleans
Take I-10 West
Take left Exit 234C/Westbank/Claiborne Ave. onto
   US-90-BR West toward Westbank
Take the Carondelet St./St Charles Ave. Exit
Turn left onto Carondelet St.
End at 325 Carondelet St., New Orleans

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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